                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982


                              HEARTLAND GROUP, INC.

                             WISCONSIN TAX FREE FUND
                    (available to Wisconsin residents only)

                             ----------------------

                         Supplement Dated June 29, 2001

                                       To

                          Prospectus Dated May 1, 2001

         On June 29, 2001, Derek J. Pawlak became the portfolio manager of the Wisconsin Tax Free Fund (the "Fund"). Mr. Pawlak is a Vice President of the Fund's investment advisor, Heartland Advisors, Inc. (the "Advisor"), and has been a co-manager of the Fund since September 28, 2000, prior to which time he was a credit analyst with the Advisor. Before joining the Advisor in February 1998, he had been an Assistant Vice President - Underwriting/Registration for B.C. Ziegler and Company since April 1993 and a Vice President of Ziegler Mortgage Securities, Inc. Greg D. Winston, co-manager of the Fund since June 2000, resigned from the Advisor effective June 28, 2001.






                         1.800.HEARTLN (1.800.432.7856)
                             www.heartlandfunds.com